                                Pilgrim America
                              Bank and Thrift Fund

                                   [Artwork]

                                 Annual Report
                               December 31, 1996


--------------------------------------------------------------------------------

                             Pilgrim America Funds


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                            Pilgrim America Masters
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                                 Pilgrim America
                                      Funds

  "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc., Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                               16-SS-020197 022897

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
Fund Advisors and Agents
--------------------------------------------------------------------------------

INVESTMENT MANAGER                     INSTITUTIONAL INVESTORS AND ANALYSTS

Pilgrim America Investments, Inc.      Call Pilgrim America Bank and Thrift Fund
Two Renaissance Square                 1-800-336-3436, Extension 8261
40 North Central Avenue
Suite 1200
Phoenix, AZ 85004-4424


SHAREHOLDER SERVICING AGENT            TRANSFER AGENT

Investors Fiduciary Trust Company      Investors Fiduciary Trust Company
P.O. Box 419541                        P.O. Box 419541
Kansas City, Missouri 64141            Kansas City, Missouri 64141



WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim America Bank and Thrift Fund Account Services
c/o  Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004-4424


TOLL-FREE SHAREHOLDER INFORMATION


Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

                             Pilgrim America Funds

--------------------------------------------------------------------------------

                      Pilgrim America Bank and Thrift Fund

                                 Annual Report

                               December 31, 1996

                                   ----------

                               Table of Contents

Letter to Shareholders.................................................        4

Portfolio of Investments...............................................        7

Statement of Assets and Liabilities....................................        9

Statement of Operations................................................       10

Statements of Changes in Net Assets....................................       11

Financial Highlights...................................................       12

Notes to Financial Statements..........................................       13

Independent Auditors' Report...........................................       16

Tax Information........................................................       17

                                   ----------

--------------------------------------------------------------------------------

                            Pilgrim America Funds
                                       3

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

Pilgrim America Bank and Thrift Fund (the "Fund") had an exceptional year and fourth quarter. In the fourth quarter total return based on net asset value was 16.2%(1), far surpassing the 11.8%, 10.2% and 8.3% returns achieved respectively by the Standard & Poor's Major Regional Bank Index (the "MRBI")(2), the Dow Jones Industrial Average Index (the "Dow") and the Standard & Poor's 500 Index (the "S&P")(3). For the full year, the Fund's total return at net asset value was 41.1% which compares to 36.6%, 28.9% and 23.0% respectively achieved by the MRBI, the Dow and the S&P. This performance is especially gratifying since it follows gains that were just short of 50% in the preceding year(4).

Our increase in net asset value also was reflected positively in the 43.5% total return at market for the year. The Fund started the year trading at a 13.2% discount to net asset value and ended the year at an 11.7% discount to net asset value. However, the road was a little rocky as the discount was as high as 23.2% in July. Astute investors with the courage of their convictions could have earned even better returns if they had purchased the stock when it was trading at the highest discount.

Part of our good performance came from continued consolidation in the banking and thrift industry. In the fourth quarter alone we benefited from the announced acquisition of Vallicorp Holdings, Inc. by Westamerica Bancorp, Standard Federal Bank by ABN Amro, Roosevelt Financial Group, Inc. by Mercantile Bancorporation and Eldorado Bancorp by Commerce Security. We believe that consolidation in the bank and thrift group will continue.

As a shareholder you probably want to know what you can expect to achieve this year after two years of exceptional back-to-back gains. The easy money has been made in my opinion. The overall market is not cheap and is subject to a correction if interest rates and inflationary expectations rise. While banks' relative P/E ratios rose during the year, in my opinion they are still reasonably priced when compared to the market as a whole. Those who compare the relative valuations to the l980's say that bank stocks are fully valued. However, if you compare them to relative valuations that they achieved in the 1960's and 1970's, they are still reasonably priced especially when one considers that the rates of return that banks are achieving are higher and that the industry is consolidating today

                             Pilgrim America Funds
                                       4

                      Pilgrim America Bank and Thrift Fund



and it was not during the 1980's. However, stock selection should be very important this year.

In the last quarter we added to our positions in Alabama National Bancorp, Ugly Duckling Corp., Laurel Capital Group, Inc. Peoples Heritage Financial Group, US Bancorp, BankNorth Group Inc., Greater Bay Bancorp (formerly Cupertino National Bancorp), North Valley Bancorp and Commercial Federal Corp. New positions were established in National City Bancorp and Michaels Stores Inc. We participated in two new issues: Granite Financial and Matrix Capital Corp. and sold these positions when they reached our price objectives. A new position in PonceBank was taken and sold later in the quarter at a gain when we began to have concerns about its credit quality. On a price basis, we reduced our positions in National City Corp., Bank of New York and Commerce Bancshares, Inc. First of America reached our price objective and our full position was sold.

We expect that as the banks report fourth quarter results, there will be no major surprises. We believe the positive factors affecting the group should outweigh the negatives and enable the group to turn in another good if not spectacular year in 1997.

We realized significant capital gains in 1996 resulting in a substantial distribution of $1.93 a share to our shareholders on January 13, 1997. The Fund's current policy is to maintain a 7.0% annual payout of net asset value. If you are currently receiving cash distributions, you may elect instead to have your distributions reinvested in additional shares of the Fund by notifying your broker or contacting the transfer agent, Investors Fiduciary Trust Company, P.O. Box 419541, Kansas City, MO 64141 (800) 548-4521.

Thank you for giving us the opportunity to help you achieve your investment goals. As always, we welcome your comments and questions.

Sincerely,

/s/ Carl A. Dorf, C.F.A.

Carl A. Dorf, C.F.A.

Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.

--------------------------------------------------------------------------------

                             Pilgrim America Funds
                                       5

                      Pilgrim America Bank and Thrift Fund


(1) Total return calculated at net asset value and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

     Average annual total returns based on a net asset value basis, assuming reinvestment of all dividends and distributions were 41.1%, 24.9% and 17.7% for the one, five and ten year periods ended December 31, 1996, respectively

     Average annual total returns based on NYSE market prices assuming reinvestment of all dividends and distributions and no commissions were 43.5%, 22.5% and 17.2% for the one, five and ten year periods ended December 31, 1996, respectively. Due to variances in investors' broker commission rates, market returns are presented without the deduction of such commissions. Applying the appropriate commissions will result in lower total returns at market.

(2) The S&P Major Regional Bank Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

(3) The S&P is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

(4) Total return for the year ended December 31, 1995, based on net asset value and assuming no sales charges, was 49.7%.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original costs.

Pilgrim America Bank and Thrift Fund is a closed-end investment company listed on the New York Stock Exchange (NYSE:PBS). The Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of bank and thrifts.


                             Pilgrim America Funds
                                       6

                       Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of December 31, 1996
--------------------------------------------------------------------------------

                              COMMON STOCKS: 107.9%

                                                                                                Market
           Shares                                   Industry/Issuer                              Value
           ------                                   ---------------                              -----

                            Banks:  102.6%
               80,500       Alabama National Bancorp (AL)                                       $ 1,428,875
              100,000       American Federal Bank (SC)                                            1,887,500
              145,450       BSB Bancorp (NY)                                                      3,890,788
               37,500       Bancorp Hawaii, Inc. (HI)                                             1,575,000
               87,000       Bank of Boston (MA)                                                   5,589,750
              270,000       Bank of New York (NY)                                                 9,112,500
               88,000       BankNorth Group, Inc. (VT)                                            3,652,000
              124,000       BancPonce Corp. (PR)                                                  4,185,000
              251,371       CU Bancorp (CA)                                                       2,922,191
              154,000       Cenfed Financial Corp. (CA)                                           4,504,500
              378,000       Charter One Financial, Inc. (OH)                                     15,876,000
              280,000       Collective Bancorp (NJ)                                               9,835,000
              100,500       Columbia Bancorp (MD)                                                 2,135,625
              349,000       Comerica, Inc. (MI)                                                  18,278,875
              192,917       Commerce Bancshares, Inc. (MO)                                        8,922,411
              127,000       Commercial Federal Corp. (NE)                                         6,096,000
               63,000       Community Bank Systems, Inc. (NY)                                     2,472,750
              107,737       Community First Bankshares (ND)                                       2,962,767
              130,000       Compass Bancshares, Inc. (AL)                                         5,167,500
              293,758       Corestates Financial Corp. (PA)                                      15,238,696
               29,500       Eldorado Bancorp (CA)                                                   652,688
              111,750       Fidelity Financial Bankshares (VA)                                    2,779,781
               45,000       First American Corp. (TN)                                             2,593,125
               33,882       First Financial Bancshares, Inc. (TX)                                 1,355,280
                4,375       First Financial Corp. (WI)                                              107,187
                1,100       First National Bank Anchorage (AK)                                    1,823,250
              245,625       First Security Corp. (UT)                                             8,289,844
              161,704       Fleet Financial Group, Inc. (RI)                                      8,064,987
               91,160       Greater Bay Bancorp (CA)                                              2,222,027
              115,983       Independent Bank Corp. (MI)                                           3,957,920
               55,000       InterWest Bancorp, Inc. (WA)                                          1,773,750
              239,400       Keycorp (OH)                                                         12,089,700
               30,687       Laurel Capital Group, Inc. (PA)                                         514,007
              280,000       Mercantile Bankshares Corp. (MD)                                      8,960,000
                7,500 (a)   National City Bancorporation (MN)                                       155,625
              332,600       National City Corp. (OH)                                             14,925,425

               42,694       North Dallas Bank & Trust Co. (TX)                                    1,515,637
               11,850       North Valley Bancorp (CA)                                               254,775
              162,000       Peoples Heritage Financial Group (ME)                                 4,536,000
               21,200       Poncebank (PR)                                                          530,000
               72,700       Regions Financial Corp. (AL)                                          3,757,681
              310,000       Roosevelt Financial Group, Inc. (MO)                                  6,510,000
              160,000       Security First Corp. (OH)                                             2,900,000

                See Accompanying Notes to Financial Statements.

                                       7

                       Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of December 31, 1996
--------------------------------------------------------------------------------


                                                                                                Market
           Shares                                   Industry/Issuer                              Value
           ------                                   ---------------                              -----

                             Banks (continued)
              290,575 (a)(b) Security Shares, Inc. (TX)                                          $ 1,888,738
               71,400        Southern National Corp. (NC)                                          2,588,250
               55,000        Southtrust Corp. (AL)                                                 1,918,125
               88,200        Standard Federal Bank (MI)                                            5,016,375
              288,750        Sterling Bancshares Inc. (TX)                                         5,450,156
              122,200        Summit Bancshares, Inc. (TX)                                          2,795,325
               35,100        TCF Financial Corp. (MN)                                              1,526,850
              171,900        Union Planters Corp. (TN)                                             6,704,100
               32,600        US Bancorp (OR)                                                       1,381,425
               98,036        Vallicorp Holdings, Inc. (CA)                                         1,997,483
               27,500        West Coast Bancorp (OR)                                                 498,437
              100,000        Westernbank of Puerto Rico (PR)                                       2,350,000
               84,000        Zions Bancorp (UT)                                                    8,736,000
                                                                                             ----------------
                                                                                                 258,853,681
                                                                                             ----------------
                             Finance:  2.8%
              366,000 (a)    Ugly Duckling Corp.                                                   7,137,000
                                                                                             ----------------

                             Printing:  0.8%
               75,400 (a)    Devon Group                                                           2,073,500
                                                                                            ----------------

                             Retail:  1.7%
              129,900 (a)    MacFrugal's Bargains Close-Out                                        3,393,638
               80,000 (a)    Michael's Stores, Inc.                                                  960,000

                                                                                             ----------------
                                                                                                   4,353,638

                                                                                             ----------------
                                  Total Common Stocks (Cost $136,566,935)                        272,417,819

                                                                                             ----------------
                           SHORT-TERM INVESTMENTS: 2.7%
          Principal
           Amount                                                                                Value
                             Repurchase Agreements:  2.7%
           $6,830,000        Merrill Lynch Repurchase Agreement, 5.75% due 01/02/97
                               (Collateralized by $6,924,000 U.S. Treasury Bonds, 6.625%
                                Due 07/31/01)                                                      6,830,000
                                                                                             ----------------
                                  Total Short-Term Investments (Cost $6,830,000)                   6,830,000
                                                                                             ----------------
                             Total Investments in Securities (Cost $143,396,935)   110.6%        279,247,819
                             Liabilities in Excess of Cash and Other Assets-Net    (10.6)        (26,905,741)
                                                                                  ---------  ----------------
                             Total Net Assets                                      100.0%       $252,342,078
                                                                                  =========  ================

-----------------------
Cost for federal income tax purposes is $143,397,682. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                                  $135,867,011
                 Gross Unrealized Depreciation                                                       (16,874)
                                                                                             ----------------
                       Net Unrealized Appreciation                                              $135,850,137
                                                                                             ================

(a)  Non-income producing security

(b) Affiliated company and a direct placement security restricted as to resale. It has been valued at fair value as determined by policies set by the Board of Directors.

                See Accompanying Notes to Financial Statements.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of December 31, 1996
--------------------------------------------------------------------------------

      ASSETS:
      Investments in securities at market value
        Unaffiliated Issuers (Cost $134,959,129)                                             $       270,529,081
        Affiliated Issuers (Cost $1,670,806)                                                           1,888,738
      Short-term investments at amortized cost                                                         6,830,000
      Cash                                                                                                11,152
      Dividends and interest receivable                                                                  571,272
      Prepaid expenses                                                                                     6,814
                                                                                             --------------------
             Total assets                                                                            279,837,057
                                                                                             --------------------
      LIABILITIES:
      Dividends payable                                                                               27,316,635
      Payable to affiliate                                                                                 5,710
      Accrued expenses                                                                                   172,634
                                                                                             --------------------
             Total liabilities                                                                        27,494,979
                                                                                             --------------------
      NET ASSETS (equivalent to $17.84 per share, based on 14,141,241
        shares outstanding)                                                                  $       252,342,078
                                                                                             ====================
      Net Assets Consist of:
           Paid-in capital                                                                   $       119,423,407
           Accumulated distributions in excess of net investment income                                 (431,916)
           Accumulated distributions in excess of net realized gain on investments                    (2,500,297)
           Net unrealized appreciation of investments                                                135,850,884
                                                                                             --------------------
             Net assets                                                                      $       252,342,078
                                                                                             ====================

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Year Ended December 31, 1996
--------------------------------------------------------------------------------

      INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of $13,452)                                      $ 6,564,358
      Interest                                                                                         250,087
                                                                                            -------------------
        Total investment income                                                                      6,814,445
                                                                                            -------------------
      EXPENSES:
      Investment management fees                                                                     1,746,917
      Reports to shareholders                                                                          131,406
      Recordkeeping and pricing fees                                                                   124,733
      Miscellaneous expense                                                                            112,975
      Professional fees                                                                                 64,280
      Custodian fees                                                                                    54,393
      Transfer agent and registrar fees                                                                 50,150
      Insurance expense                                                                                 30,845
      Trustees' fees                                                                                    16,580
      Amortization of organization expense                                                               1,376
                                                                                            -------------------
        Total expenses                                                                               2,333,655
        Less:  Earnings credits                                                                         (1,218)
                                                                                            -------------------
        Net expenses                                                                                 2,332,437
                                                                                            -------------------
             Net investment income                                                                   4,482,008
                                                                                            -------------------
      REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
      Net realized gain on investments                                                              29,471,619
      Change in unrealized appreciation of investments                                              43,705,991
                                                                                            -------------------
        Net gain on investments                                                                     73,177,610
                                                                                            -------------------
             Net increase in net assets resulting from operations                                  $77,659,618
                                                                                            ===================

                 See Accompanying Notes to Financial Statements

                          Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       Year                Year
                                                                                       Ended               Ended
                                                                                   December 31,        December 31,
                                                                                       1996                1995
                                                                               ------------------  ------------------
      INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income                                                    $       4,482,008   $       4,339,520
      Net realized gain on investments                                                29,471,619          10,039,472
      Change in unrealized appreciation of investments                                43,705,991          57,607,407
                                                                               ------------------  ------------------
        Net increase in net assets resulting from operations                          77,659,618          71,986,399
                                                                               ------------------  ------------------
      DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions from net investment income                                        (4,482,008)         (4,339,520)
      Distributions in excess of net investment income                                  (395,707)           (477,369)
      Distributions from capital gains                                               (30,200,965)         (9,123,342)
                                                                               ------------------  ------------------
        Total distributions                                                          (35,078,680)        (13,940,231)
                                                                               ------------------  ------------------
      CAPITAL SHARE TRANSACTIONS:
      Issuance from dividend reinvestment                                                  8,065                  --
                                                                               ------------------  ------------------
        Total increase in net assets                                                  42,589,003          58,046,168

      NET ASSETS:
      Beginning of year                                                              209,753,075         151,706,907
                                                                               ------------------  ------------------
      End of year (including accumulated distributions in
        excess of net investment income of $431,916 and $21,591,
        respectively)                                                          $     252,342,078   $     209,753,075
                                                                               ==================  ==================


                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                                                        Year Ended December 31,
                               -------------------------------------------------------------------------
                                 1996      1995(a)       1994        1993         1992        1991
                               ---------   ---------   ---------   ---------    ---------   ---------
Per Share Operating
    Performance
Net Asset Value,
    beginning of year          $  14.83    $  10.73    $  11.87    $  12.46     $  10.12    $   7.49
                               ---------   ---------   ---------   ---------    ---------   ---------
Income (loss) from investment
  operations:
    Net investment income          0.32        0.31        0.26        0.26         0.22        0.24
    Net realized and
      unrealized gain
      (loss) on investments        5.18        4.78       (0.53)       0.75         2.93        3.33
                               ---------   ---------   ---------   ---------    ---------   ---------
Total from investment
    operations                     5.50        5.09       (0.27)       1.01         3.15        3.57
                               ---------   ---------   ---------   ---------    ---------   ---------
Less distributions:
    Net investment income          0.32        0.31        0.22        0.26         0.22        0.24
    In excess of net
      investment income            0.03        0.03          --          --           --          --
    Realized capital gains         2.14        0.65        0.65        0.73         0.47          --
    Paid-in capital                  --          --          --          --         0.12        0.70
                               ---------   ---------   ---------   ---------    ---------   ---------
Total distributions                2.49        0.99        0.87        0.99         0.81        0.94
                               ---------   ---------   ---------   ---------    ---------   ---------
Other:
    Reduction in net asset
      value from rights
      offering                       --          --          --       (0.61)          --          --
                               ---------   ---------   ---------   ---------    ---------   ---------
Net asset value,
    end of year                $  17.84    $  14.83    $  10.73    $  11.87     $  12.46    $  10.12
                               =========   =========   =========   =========    =========   =========
Closing market price,
    end of year                $  15.75    $  12.88    $   9.13    $  10.88     $  11.63    $   9.50
Total Investment
    Return at MKT (b)             43.48%      52.81%      (8.85)%      1.95%(c)    31.53%      47.52%
Ratios/Supplemental Data

Net assets, end of year
    (millions)                 $    252    $    210    $    152    $    168     $    141    $    101
Ratios to average net assets:
    Expenses                       1.01%       1.05%       1.28%       0.91%        1.24%       1.31%
    Net investment income          1.94%       2.37%       2.13%       2.08%        2.00%       2.68%
Portfolio turnover rate              21%         13%         14%         17%          20%         31%


                                         Year Ended December 31,
                               -------------------------------------------
                                 1990       1989       1988        1987
                               ---------   --------  ----------  ---------
Per Share Operating
    Performance
Net Asset Value,
    beginning of year          $  10.26    $  9.54   $    8.17   $   9.09
                               ---------   --------  ----------  ---------
Income (loss) from investment
  operations:
    Net investment income          0.31       0.30        0.31       0.22
    Net realized and
      unrealized gain
      (loss) on investments       (2.20)      1.50        1.43      (0.87)
                               ---------   --------  ----------  ---------
Total from investment
    operations                    (1.89)      1.80        1.74      (0.65)
                               ---------   --------  ----------  ---------
Less distributions:
    Net investment income          0.31       0.31        0.37       0.22
    In excess of net
      investment income              --         --          --         --
    Realized capital gains           --       0.44          --       0.05
    Paid-in capital                0.57       0.33          --         --
                               ---------   --------  ----------  ---------
Total distributions                0.88       1.08        0.37       0.27
                               ---------   --------  ----------  ---------
Other:
    Reduction in net asset
      value from rights
      offering                       --         --          --         --
                               ---------   --------  ----------  ---------
Net asset value,
    end of year                $   7.49    $ 10.26   $    9.54   $   8.17
                               =========   ========  ==========  =========

Closing market price,
    end of year                $   7.13     $ 9.13   $    7.75   $   6.25
Total Investment
    Return at MKT (b)            (12.45)%    32.25%      30.17%     (17.79)%
Ratios/Supplemental Data
Net assets, end of year
    (millions)                  $    75      $ 103     $    96    $    82
Ratios to average net assets:
    Expenses                      1.29%       1.26%       1.18%      1.13%
    Net investment income         3.59%       4.15%       3.28%      2.31%
Portfolio turnover rate             46%         63%         43%        76%

---------------------------

(a) On April 7, 1995, the Investment Manager acquired the rights to manage the Fund and certain other mutual funds previously managed by Pilgrim Management Corporation.

(b) Total return is calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(c) Calculation of total return excludes the effect of the per share dilution resulting from the Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.


                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies

Pilgrim America Bank and Thrift Fund, Inc. ("The Fund", formerly Pilgrim Regional BankShares prior to April 8, 1996) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The investment objective of the Fund is to invest at least 65% of its total assets in equity securities of regional banks and their holding companies with consolidated assets of less than $1 billion, state-charted banks, thrift institutions and savings accounts of mutual thrifts. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

D. Distribution to Shareholders. The Fund pays distributions of its net investment income semi-annually and distributes capital gains, if any, at least annually. The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital. Accordingly, amounts as of December 31, 1996 have been reclassifited to reflect a decrease in paid in capital of $16,361, a decrease in accumulated distributions in excess of net investment income of $14,618 and an increase in accumulated distributions in excess of net realized gains on investments of $30,979.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of the Fund's common stock on the open

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Continued)
--------------------------------------------------------------------------------

    market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price, plus commission, is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Deferred Organization Expenses. All expenses incurred in connection with the organization and registration of the Fund under the Investment Company Act of 1940 and the Securities Act of 1933 were paid by the Fund.

     These organization expenses were being amortized over a period of ten years from the effective date of its registration. Such costs were fully amortized as of December 31, 1996.

G. Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreement. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligations to repurchase, the Fund has the right to liqidate the collateraland apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 2 - Investments

For the year ended December 31, 1996, the cost of purchases and the proceeds from the sale of securities, excluding short-term notes, were $47,797,382 and $62,039,795, respectively.

Note 3 - Investment in Affiliate

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. At December 31, 1996, the Fund had the following holdings in affiliated companies:

                              Acquisition           Shares                                  Market               % of
                                 Date                Held                Cost                Value            Net Assets
                                 ----                ----                ----                -----            ----------

   Security Shares, Inc.    September, 1994         290,575           $1,670,806          $1,888,738             0.75%

There was no dividend income from affiliates during the year ended December 31, 1996.

Note 4 - Capital Stock

At December 31, 1996, the authorized capital consisted of 50,000,000 shares of $.001 par value common stock.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Continued)
--------------------------------------------------------------------------------

Note 5- Investment Management Fee and Other Transactions with Affiliates

The Fund has an investment management agreement with Pilgrim America Investments, Inc. (the "Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc., to provide investment management and administrative services. Pursuant to this Investment Management Agreement, the Manager furnishes all investment advice, office space and salaries of personnel needed by the Fund, except those involved with portfolio trading activity (up to a maximum of $15,000 per annum). As compensation for its services, the Manager is paid a monthly fee at an annual rate of 1% on the first $30 million of average weekly net assets for the Fund, 0.75% of the next $95 million of average weekly net assets and 0.70% on average weekly net assets in excess of $125 million. At December 31, 1996, the Fund owed the Manager $5,710 for investment management and administrative services.

Note 6 - Custodial Agreement

Investors Fiduciary Trust Company ("IFTC") serves as the Fund's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Fund. For the year ended December 31, 1996, the Fund received earnings credits of $1,218.

            DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this plan, please contact the Shareholder Servicing Agent at (800) 548-4521.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Board of Directors
Pilgrim America Bank and Thrift Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim America Bank and Thrift Fund (the "Fund") as of December 31, 1996, and the related statement of operations for the year then ended, and the changes in net assets and financial highlights for each of the years in the two-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 1995, the financial highlights were audited by other auditors whose report thereon dated January 19, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim America Bank and Thrift Fund as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                   KPMG PEAT MARWICK LLP

Los Angeles, California
January 23, 1997

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal tax status of distributions received by the Fund's shareholders. Accordingly, the Fund is hereby advising you that the following dividends were declared during the fiscal year ended December 31, 1996.

         Type of Dividend        Per Share Amount        Declaration Date          Payable Date
         ----------------        ----------------        ----------------          ------------

          Ordinary Income            $0.1667                 06/28/96                07/18/96
                                      0.1782                 12/20/96                01/13/97 (1)
                                     -------
                  Total              $0.3449
                                     =======

           Capital Gains             $0.3821                 06/28/96                07/18/96
                                      1.7535 (2)             12/20/96                01/13/97 (1)
                                     -------
                  Total              $2.1356
                                     =======

          (1)  Taxable in 1996.

          (2) $0.0418 is a short-term capital gain distribution which is considered ordinary income for tax purposes.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. The percentage of the Fund's fiscal year 1996 net investment income dividends that qualify for the corporate dividend received deductions is 99.67%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. In January 1997, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1996.